EXHIBIT 99.33

Deal Name:                     IXIS 2005-HE4

Detailed collateral info


                                                                    % of
                        # of Loans     Balance    Avg. Balance     balance          WAC      WALA     WARM    FICO    OLTV     DTI
                        -----------------------------------------------------------------------------------------------------------
Aggregate                    3,863   700,120,396       181,237        100.00       7.599       3      353      627    79.81   41.30
2nd lien                       385    21,746,625        56,485          3.11      10.513       4      253      655    99.31   42.19
IO loans only                  783   209,537,679       267,609         29.93       6.910       4      356      657    80.68   41.52

Coupon:
9.5-10                         297    31,536,508       106,184          4.50       9.761       3      346      586    83.76   40.86
10.01-10.5                     177    15,246,117        86,136          2.18      10.312       3      311      591    84.58   40.96
10.51-11                       128    10,010,426        78,206          1.43      10.846       3      305      586    82.71   41.66
11.01-12                        99     7,123,611        71,956          1.02      11.421       3      304      600    84.84   41.26
12.01-13                        40     1,748,397        43,710          0.25      12.415       4      260      629    99.63   44.09
gt 13%                           3       119,017        39,672          0.02      13.475       6      168      621    99.50   46.10

FICO
NA
<=500                            7     1,261,143       180,163          0.18       9.710       2      358      500    73.50   37.84
501-525                        248    41,199,528       166,127          5.88       8.841       3      357      513    71.53   42.08
526-550                        304    50,081,858       164,743          7.15       8.562       3      356      538    73.12   41.62
551-575                        330    53,298,905       161,512          7.61       8.180       3      356      564    76.73   41.41
576-600                        519    84,752,717       163,300         12.11       7.768       3      354      589    79.73   41.65
601-625                        615   109,508,227       178,062         15.64       7.566       3      354      614    81.43   41.08
626-650                        650   118,739,329       182,676         16.96       7.373       3      350      638    81.62   41.39

Balance
<50,000                        342    12,384,626        36,212          1.77      10.074       3      301      618    87.92   36.76
50,000-75,000                  416    26,496,281        63,693          3.78       9.053       3      327      622    84.66   38.86
75,000-100,000                 439    38,885,997        88,579          5.55       8.458       3      341      615    80.70   39.20
400,000-500,000                191    85,417,518       447,212         12.20       7.079       3      357      638    80.97   42.84
500,001-600,000                 52    28,241,007       543,096          4.03       6.969       3      357      653    81.35   41.73
>600,000                        33    22,497,912       681,755          3.21       6.991       3      357      665    77.11   38.21

LTV
80.01-85                       308    59,303,152       192,543          8.47       7.761       3      356      596    84.56   42.15
85.01-90                       494    97,358,151       197,081         13.91       7.761       3      356      629    89.60   40.98
90.01-95                       198    30,449,604       153,786          4.35       8.325       3      349      637    94.63   42.64
95.01-100                      466    35,646,575        76,495          5.09       9.651       3      300      658    99.83   41.44

Stated doc                   1,750   356,398,400       203,656         50.91       7.714       3      352      641    79.07   42.01
NO DOC                          --            --            --            --            --    --       --       --       --      --
Limited Doc                     69    15,435,347       223,701          2.20       7.224       4      349      630    83.63   36.35

2nd home                        33     7,436,303       225,343          1.06       7.618       3      357      660    79.36   41.28
investment property            204    29,156,685       142,925          4.16       8.058       3      354      657    81.26   38.31
Cash Out                     1,800   347,334,857       192,964         49.61       7.631       3      354      605    76.84   40.94
condo                          212    35,875,945       169,226          5.12       7.613       3      349      642    79.98   40.95
2-4 family                     222    53,834,773       242,499          7.69       7.491       3      354      639    78.39   42.76

Fixed Rate                     795    91,029,162       114,502         13.00       7.992       3      326      640    82.35   40.97
ARM                          3,068   609,091,234       198,530         87.00       7.540       3      357      625    79.43   41.35

CA                             578   160,617,027       277,884         22.94       7.002       4      351      643    78.44   41.68
NY                             155    43,497,053       280,626          6.21       7.364       3      355      627    75.71   41.99
MA, LA, AL                     160    29,062,738       181,642          4.15       7.843       3      354      631    78.57   42.92
GA                             108    15,093,976       139,759          2.16       8.150       3      351      629    84.13   42.18

DTI
40-45                          914   175,265,556       191,757         25.03       7.563       3      352      633    80.73   42.74
45.01-50                     1,031   199,554,827       193,555         28.50       7.594       3      352      628    80.36   47.50
DTI > 50                       339    67,607,605       199,432          9.66       7.593       3      355      601    78.08   52.89

Loans w/ silent 2nds         1,334   273,129,500       204,745         39.01       7.103       3      356      655    80.21   42.01

                                       % of        % Single
                          % of        Primary      Family &        % of
                        Full Doc       Owner         PUD         IO loans       % Cashout
                        -----------------------------------------------------------------
Aggregate                46.89         94.77         86.31         29.93         49.61
2nd lien                 35.16         99.23         82.97          0.00         20.46
IO loans only            44.95         96.76         88.99        100.00         34.13

Coupon:
9.5-10                   52.38         93.29         88.77          5.77         57.95
10.01-10.5               47.79         95.23         87.96          0.00         43.34
10.51-11                 40.42         95.22         91.19          0.65         45.49
11.01-12                 36.53         97.89         90.13          0.83         55.30
12.01-13                 10.65         93.89         70.94          0.00          9.20
gt 13%                   10.04        100.00        100.00          0.00         44.80

FICO
NA
<=500                    82.88        100.00         91.69          0.00         51.32
501-525                  67.67         98.95         88.00          0.00         82.80
526-550                  59.91         95.55         90.72          0.00         74.74
551-575                  52.24         97.43         90.07          1.02         72.98
576-600                  60.73         97.14         90.52         26.05         59.54
601-625                  56.51         95.37         85.11         33.12         55.08
626-650                  43.95         96.05         87.03         38.40         41.56

Balance
<50,000                  58.64         89.88         89.33          0.00         39.11
50,000-75,000            59.66         91.92         89.58          3.25         35.94
75,000-100,000           61.24         92.84         89.71          6.77         43.76
400,000-500,000          37.41         96.68         83.67         46.44         53.04
500,001-600,000          36.93         96.12         81.04         48.25         38.47
>600,000                 27.23         84.17         84.41         43.66         62.43

LTV
80.01-85                 56.75         94.62         90.14         17.18         69.64
85.01-90                 54.84         85.90         85.75         28.38         52.40
90.01-95                 56.78         93.67         88.86         24.11         57.87
95.01-100                49.03         98.86         86.17          2.43         28.86

Stated doc                0.00         94.37         84.54         30.71         43.77
NO DOC                      --            --            --            --            --
Limited Doc               0.00         89.54         90.21         38.28         43.94

2nd home                 36.68          0.00         81.48         32.61         44.53
investment property      41.76          0.00         72.02         14.97         43.36
Cash Out                 53.13         95.41         86.16         20.59        100.00
condo                    45.17         93.83          0.00         43.64         40.72
2-4 family               36.72         88.05          0.00         11.08         55.09

Fixed Rate               62.44         96.38         86.04          7.05         58.80
ARM                      44.57         94.53         86.35         33.35         48.24

CA                       35.09         96.60         88.16         58.72         46.45
NY                       31.76         94.95         61.14         11.14         67.80
MA, LA, AL               46.77         94.31         72.35         13.38         52.26
GA                       52.47         89.56         94.89         47.82         38.77

DTI
40-45                    38.39         96.61         87.79         33.99         44.16
45.01-50                 42.84         95.47         85.51         31.63         45.90
DTI > 50                 63.57         93.69         83.64         20.19         65.05

Loans w/ silent 2nds     41.64         98.61         85.67         49.69         17.05

-------------------------------------
 Doc Stat = full
-------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          2.45%             3.91%             4.32%             0.62%            0.03%
-------------------
>= 550 / < 570                 0.74%             0.61%             1.24%             1.68%            0.00%
-------------------
>= 570 / < 590                 0.66%             0.69%             2.27%             1.66%            0.34%
-------------------
>= 590 / < 610                 0.48%             0.80%             2.35%             0.91%            0.47%
-------------------
>= 610 / < 630                 0.59%             0.56%             3.73%             0.81%            0.60%
-------------------
>= 630 / < 650                 0.45%             0.90%             2.11%             0.66%            0.46%
-------------------
>= 650 / < 670                 0.33%             0.65%             1.35%             0.34%            0.46%
-------------------
>= 670 / < 690                 0.16%             0.19%             0.83%             0.46%            0.26%
-------------------
>= 690 / < 710                 0.21%             0.17%             0.28%             0.26%            0.21%
-------------------
>= 710 / < 730                 0.19%             0.00%             0.44%             0.13%            0.15%
-------------------
>= 730                         0.08%             0.13%             0.19%             0.36%            0.17%
-------------------

-------------------------------------
 Doc Stat = full
-------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          0.07%             0.10%             0.17%             0.00%            0.00%
-------------------
>= 550 / < 570                 0.08%             0.00%             0.01%             0.01%            0.00%
-------------------
>= 570 / < 590                 0.02%             0.00%             0.09%             0.00%            0.00%
-------------------
>= 590 / < 610                 0.01%             0.00%             0.05%             0.12%            0.00%
-------------------
>= 610 / < 630                 0.06%             0.11%             0.14%             0.17%            0.00%
-------------------
>= 630 / < 650                 0.00%             0.00%             0.17%             0.07%            0.00%
-------------------
>= 650 / < 670                 0.01%             0.02%             0.05%             0.20%            0.00%
-------------------
>= 670 / < 690                 0.01%             0.03%             0.13%             0.25%            0.00%
-------------------
>= 690 / < 710                 0.00%             0.01%             0.00%             0.15%            0.01%
-------------------
>= 710 / < 730                 0.00%             0.00%             0.00%             0.20%            0.00%
-------------------
>= 730                         0.00%             0.01%             0.02%             0.11%            0.00%
-------------------

-------------------------------------
Doc Stat = not full
-------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          2.52%             2.38%             1.63%             0.10%            0.00%
-------------------
>= 550 / < 570                 1.00%             1.05%             1.25%             0.30%            0.00%
-------------------
>= 570 / < 590                 1.10%             1.10%             1.44%             0.66%            0.01%
-------------------
>= 590 / < 610                 1.09%             0.46%             1.48%             1.48%            0.05%
-------------------
>= 610 / < 630                 0.77%             0.68%             2.69%             1.15%            0.58%
-------------------
>= 630 / < 650                 0.38%             0.69%             4.05%             0.97%            0.71%
-------------------
>= 650 / < 670                 0.36%             0.70%             3.22%             0.66%            0.60%
-------------------
>= 670 / < 690                 0.16%             0.22%             2.87%             0.80%            0.35%
-------------------
>= 690 / < 710                 0.05%             0.31%             1.72%             0.35%            0.41%
-------------------
>= 710 / < 730                 0.10%             0.25%             1.06%             0.16%            0.29%
-------------------
>= 730                         0.13%             0.06%             1.54%             0.24%            0.49%
-------------------

-------------------------------------
Doc Stat = not full
-------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          0.08%             0.08%             0.01%             0.00%            0.00%
-------------------
>= 550 / < 570                 0.02%             0.05%             0.03%             0.00%            0.00%
-------------------
>= 570 / < 590                 0.19%             0.00%             0.11%             0.00%            0.00%
-------------------
>= 590 / < 610                 0.02%             0.07%             0.00%             0.09%            0.00%
-------------------
>= 610 / < 630                 0.00%             0.29%             0.16%             0.00%            0.00%
-------------------
>= 630 / < 650                 0.13%             0.02%             0.13%             0.15%            0.00%
-------------------
>= 650 / < 670                 0.02%             0.11%             0.08%             0.10%            0.00%
-------------------
>= 670 / < 690                 0.19%             0.00%             0.08%             0.37%            0.00%
-------------------
>= 690 / < 710                 0.02%             0.10%             0.15%             0.13%            0.00%
-------------------
>= 710 / < 730                 0.00%             0.02%             0.06%             0.14%            0.00%
-------------------
>= 730                         0.00%             0.00%             0.00%             0.22%            0.00%
-------------------

-------------------------------------
 Doc Stat = full
-------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
-------------------
>= 550 / < 570                 0.00%             0.00%             0.12%             0.00%            0.00%
-------------------
>= 570 / < 590                 0.26%             0.11%             3.67%             0.35%            0.00%
-------------------
>= 590 / < 610                 0.15%             0.80%             4.66%             1.22%            0.03%
-------------------
>= 610 / < 630                 0.45%             1.00%             5.43%             1.53%            0.03%
-------------------
>= 630 / < 650                 0.31%             0.52%             7.34%             1.31%            0.03%
-------------------
>= 650 / < 670                 0.60%             0.69%             3.55%             1.17%            0.06%
-------------------
>= 670 / < 690                 0.38%             0.79%             1.87%             0.41%            0.00%
-------------------
>= 690 / < 710                 0.23%             0.21%             1.56%             0.00%            0.00%
-------------------
>= 710 / < 730                 0.00%             0.04%             1.00%             0.00%            0.00%
-------------------
>= 730                         0.17%             0.00%             1.84%             0.00%            0.18%
-------------------
-------------------------------------
 Doc Stat = full
-------------------------------------
-------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
< 550
-------------------
>= 550 / < 570
-------------------
>= 570 / < 590
-------------------
>= 590 / < 610                 0.00%             0.00%             0.00%             0.11%            0.00%
-------------------
>= 610 / < 630                 0.00%             0.08%             0.00%             0.00%            0.00%
-------------------
>= 630 / < 650                 0.08%             0.00%             0.00%             0.00%            0.00%
-------------------
>= 650 / < 670
-------------------
>= 670 / < 690                 0.00%             0.00%             0.00%             0.15%            0.00%
-------------------
>= 690 / < 710
-------------------
>= 710 / < 730
-------------------
>= 730                         0.00%             0.00%             0.31%             0.15%            0.00%
-------------------

-------------------------------------
Doc Stat = not full
-------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
-------------------
>= 550 / < 570
-------------------
>= 570 / < 590                 0.10%             0.50%             0.00%             0.19%            0.00%
-------------------
>= 590 / < 610                 0.32%             0.30%             2.01%             1.24%            0.00%
-------------------
>= 610 / < 630                 0.30%             1.12%             4.09%             1.06%            0.00%
-------------------
>= 630 / < 650                 0.34%             2.23%             4.76%             0.77%            0.00%
-------------------
>= 650 / < 670                 0.63%             1.50%             7.96%             0.62%            0.00%
-------------------
>= 670 / < 690                 0.16%             0.82%             6.00%             0.53%            0.00%
-------------------
>= 690 / < 710                 0.24%             0.24%             2.85%             0.57%            0.00%
-------------------
>= 710 / < 730                 0.00%             0.11%             4.52%             0.15%            0.00%
-------------------
>= 730                         0.04%             0.52%             5.59%             0.31%            0.00%
-------------------

-------------------------------------
Doc Stat = not full
-------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
                         < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
-------------------
>= 550 / < 570
-------------------
>= 570 / < 590
-------------------
>= 590 / < 610
-------------------
>= 610 / < 630
-------------------
>= 630 / < 650                 0.00%             0.00%             0.00%             0.24%            0.00%
-------------------
>= 650 / < 670                 0.05%             0.00%             0.08%             0.16%            0.00%
-------------------
>= 670 / < 690                 0.00%             0.00%             0.04%             0.52%            0.00%
-------------------
>= 690 / < 710                 0.00%             0.00%             0.00%             0.17%            0.00%
-------------------
>= 710 / < 730                 0.00%             0.00%             0.08%             0.06%            0.00%
-------------------
>= 730                         0.17%             0.68%             0.05%             0.06%            0.00%
-------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.